UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): December 19, 2018

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MAXWELL TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-15477	95-2390133
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3888 Calle Fortunada
San Diego, California 92123
(Addresses of principal executive offices, including zip code)
(858) 503-3300
(Registrant’s telephone number, including area code)
_____________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company
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If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
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Item 1.01     Entry into a Material Definitive Agreement.
On December 19, 2018 Maxwell Technologies, Inc. (“Maxwell”) entered into a Share Purchase Agreement (the “Share Purchase Agreement”) with RN C Holding SA, a special purpose holding entity and affiliate of Renaissance Investment Foundation, (“Renaissance”), providing for the sale of 100% of the shares of Maxwell’s Swiss subsidiary, Maxwell Technologies SA (“Maxwell SA”), and its high voltage capacitor product line to Renaissance. The transaction simultaneously closed with the signing of the Share Purchase Agreement on December 19, 2018.
The upfront purchase price was CHF 55 million, or approximately USD 55.1 million, which after certain reductions and other transaction-related expenses resulted in net upfront cash proceeds of approximately USD 47.9 million. These reductions and transaction-related expenses included (i) CHF 0.9 million, or approximately USD 0.9 million, that was placed in a third party escrow account to satisfy potential withholding tax obligations that may be due as part of the transaction, (ii) certain adjustments for agreed upon net working capital amounts, certain expenditures made by Maxwell SA for the benefit of Maxwell since September 30, 2018, and other financial related adjustments as further agreed upon and set forth in the Agreement; and (iii) fees and expenses incurred by Maxwell in connection with the transaction. Subject to the terms and conditions of the Share Purchase Agreement, Renaissance has agreed to make two additional milestone payments of up to CHF 7.5 million, or approximately USD 7.5 million, per year based on the achievement of specific revenue targets related to the high voltage capacitor product line in fiscal years 2019 and 2020 resulting in potential aggregate milestone payments of CHF 15 million, or approximately USD 15 million.
The Share Purchase Agreement contains customary representations, warranties and covenants of the parties. The Share Purchase Agreement also specifies that Maxwell shall indemnify Renaissance and its related parties against breaches or inaccuracies of representations and warranties, failure to perform agreements, covenants or undertakings contained in the Share Purchase Agreement and certain special indemnification matters, as set forth in the Share Purchase Agreement. Renaissance may set off any damages incurred for indemnification matters covered by the Share Purchase Agreement against any future milestone payments. In addition, up to CHF 5 million, or approximately USD 5.0 million, may be withheld from any potential milestone payments and funded to a separate escrow account to satisfy certain indemnity obligations as set forth in the Share Purchase Agreement.
As part of the transaction articulated under the Share Purchase Agreement, East West Bank provided a release of the Swiss Guaranty Documents as defined and described under the Amended and Restated Loan and Security Agreement previously disclosed.
The foregoing description of the Share Purchase Agreement as contained in Item 1.01 of this Current Report on Form 8-K and transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Share Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.
Item 7.01     Regulation FD Disclosure.
The information furnished in Exhibit 99.1 to this report, which relates to the sale of the high voltage capacitor product line of the Company, is expected to be presented by the Company to investors.
The information contained in this Item 7.01 of this Current Report and Exhibit 99.1 shall be deemed “furnished” and not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information under this Item 7.01 in this Current Report on Form 8-K and in Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.    Other Events.
On December 19, 2018, the Company issued a press release announcing the signing of the Purchase Agreement and completion of the related transactions. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
This Current Report on Form 8-K includes forward-looking statements that are not a description of historical facts and that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause Maxwell’s results to differ materially from historical results or those expressed or implied by such forward-looking statements. Forward-looking statements include, but are not limited to, the potential benefits, synergies and cost savings of the anticipated sale, including the expected impact on future financial and operating results, future milestone payments, and post-transaction plans and intentions. The forward-looking statements contained herein are based on the current expectations and assumptions of Maxwell and not on historical facts. The following important factors, among others, could cause actual results to differ materially from those set forth in the forward-looking statements: the loss of key employees; the risk associated with the sale of a product-line and operating subsidiary; the risk that the businesses will not be integrated successfully and therefore impact the right to future milestone payments; and the risk that benefits and synergies from the share acquisition may not be fully realized or may take longer to realize than expected and impact the right to future milestone payments. Additional risks and uncertainties that may affect future results are described in Maxwell’s news releases and periodic filings with the Securities and Exchange Commission. Maxwell’s public filings with the Securities and Exchange Commission are available at www.sec.gov. Maxwell assumes no obligation to update any forward-looking statement to reflect events or circumstances arising after the date on which it was made.
Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1†	Share Purchase Agreement, dated December 19, 2018, by and between Maxwell Technologies, Inc. and RN C Holding SA
99.1	High Voltage Product Line Divestiture Presentation
99.2	Press Release dated December 19, 2018

† This Exhibit has been filed separately with the Secretary of the Securities and Exchange Commission without redaction pursuant to a Confidential Treatment Request under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXWELL TECHNOLOGIES, INC.

By:	/s/ David Lyle
David Lyle
Senior Vice President, Chief Financial Officer, Treasurer and Secretary
December 19, 2018